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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 6, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         California                 000-23993                33-0480482
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(State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)            File Number)          Identification No.)


                  16215 Alton Parkway, Irvine, California 92618
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
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          (Former Name or Former Address, if Changed since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On October 6, 2000 Broadcom Corporation (the "Company") completed the acquisition of Silicon Spice Inc. ("Silicon Spice") in accordance with the Merger Agreement and Plan of Reorganization dated as of August 3, 2000, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by this reference.

        Silicon Spice develops gateway and carrier access chipsets, software and development tools for high-density voice, fax and data packet transport over wide area networks (WANs).

        In connection with the acquisition, the Company issued an aggregate of 3,864,161 shares of its Class A common stock in exchange for all outstanding shares of Silicon Spice preferred and common stock and reserved 1,126,885 additional shares of Class A common stock for issuance upon exercise of outstanding employee stock options of Silicon Spice. The share issuances were exempt from registration pursuant to section 3(a)(10) of the Securities Act of 1933, as amended. Portions of the shares issued will be held in escrow pursuant to the terms of the merger agreement as well as various employee share repurchase agreements.

        The merger transaction will be accounted for under the purchase method of accounting. The Company expects to record a one-time charge for purchased in-process research and development expenses related to the acquisition in its fourth fiscal quarter ending December 31, 2000. The amount of the one-time charge has not yet been determined.

        The Company's press release announcing completion of the acquisition is included herein as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial statements of business acquired.

            The financial information required by this item will be filed by amendment within 60 days of October 23, 2000.

        (b) Pro forma financial information.

            The financial information required by this item will be filed by amendment within 60 days of October 23, 2000.

        (c) Exhibits.

              2.1 -- Merger Agreement and Plan of Reorganization by and among
                     Broadcom Corporation, Silicon Spice Inc. and the Other Parties Signatory Thereto dated as of August 3, 2000

             99.1 -- Press Release dated October 6, 2000, of the Registrant


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BROADCOM CORPORATION,
                                          a California corporation


October 23, 2000                          By: /s/ WILLIAM J. RUEHLE
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                                                  William J. Ruehle
                                                  Vice President and
                                                  Chief Financial Officer

                                              /s/ SCOTT J. POTERACKI
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                                                  Scott J. Poteracki
                                                  Senior Director of Finance
                                                  and Corporate Controller
                                                  (Principal Accounting Officer)


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                                 EXHIBIT INDEX

        EXHIBIT
        NUMBER                    DESCRIPTION
        -------                   -----------

          2.1 Merger Agreement and Plan of Reorganization by and among Broadcom Corporation, Silicon Spice Inc. and the Other Parties Signatory Thereto dated as of August 3, 2000

         99.1     Press Release dated October 6, 2000, of the Registrant